UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 12, 2025

Date of Report (Date of earliest event reported)

Lincoln National Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (484) 583-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	LNC	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 9.000% Non-Cumulative Preferred Stock, Series D	LNC PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

Tender Offer

On May 12, 2025, the Company announced that it has commenced a cash tender offer (the “tender offer”) for its (i) 4.375% Senior Notes due 2050 (the “2050 Notes”), (ii) 4.350% Senior Notes due 2048 (the “2048 Notes”), (iii) Capital Securities due 2067 (the “2067 Securities”), (iv) Capital Securities due 2066 (the “2066 Securities”), (v) Subordinated Notes due 2067 (the “2067 Subordinated Notes”), (vi) Subordinated Notes due 2066 (collectively with the 2067 Securities, the 2066 Securities and the 2067 Subordinated Notes, the “Subordinated Securities”), (vii) 3.050% Senior Notes due 2030 (the “2030 Notes”) and (viii) 3.400% Senior Notes due 2032 (collectively with the 2050 Notes, the 2048 Notes, the Subordinated Securities and the 2030 Notes, the “Securities”). The tender offer is capped at an aggregate purchase price of up to $375,000,000 (as such amount may be increased or decreased by the Company in accordance with applicable law), including, in the case of the Subordinated Securities, a maximum aggregate principal amount of $220,000,000. The tender offer is being made exclusively pursuant to and is subject to the terms and conditions, including a financing condition, set forth in an Offer to Purchase, dated May 12, 2025.

The Company’s obligation to accept for purchase, and to pay for, validly tendered Securities that have not been validly withdrawn, if applicable, is subject to, and conditioned upon, satisfaction or, where applicable, waiver of, certain general conditions and a financing condition, which requires (i) the settlement of the issuance and offering of a new series of Pre-Capitalized Trust Securities Redeemable May 15, 2055 (the “New P-Caps”) by Belrose Funding Trust II (“Trust II”), a Delaware statutory trust, to several initial purchasers and (ii) the settlement and receipt by the Company of the net proceeds from the sale by the Company of the Eligible Assets received as consideration for the sale of the 2.330% Notes due 2030 to Trust I (discussed below under “Intent to Exercise Right to Issue Senior Notes to Issuer of Pre-Capitalized Trust Securities Redeemable August 15, 2030”).

A copy of the press release announcing the tender offer is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Intent to Exercise Right to Issue Senior Notes to Issuer of Pre-Capitalized Trust Securities Redeemable August 15, 2030

In connection with the tender offer described above, and as provided in the Facility Agreement, dated August 18, 2020 (the “Existing Facility Agreement”), among the Company, Belrose Funding Trust, a Delaware statutory trust (“Trust I”), and The Bank of New York Mellon (the “Notes Trustee”), as trustee for the 2.330% Notes due 2030 (as defined below), the Company intends to exercise (the “Exercise”), in full, its right to issue an aggregate principal amount of $500,000,000 of its 2.330% Senior Notes due 2030 (CUSIP No. 534187 BM0) (the “2.330% Notes due 2030”) to Trust I, the issuer of $500,000,000 of Pre-Capitalized Trust Securities Redeemable August 15, 2030 (CUSIP No. 080807 AA8) (the “2030 P-Caps”). In consideration for the issuance to Trust I of the 2.330% Notes due 2030, which is expected to occur on May 15, 2025, the Company will receive from Trust I the portfolio of principal and interest strips of U.S. Treasury securities held by Trust I (the “Eligible Assets”). The Company intends to sell the Eligible Assets and use the net proceeds thereof to fund, in whole or in part, the tender offer. To the extent such proceeds are not sufficient to fund the aggregate purchase price of securities accepted for purchase in the tender offer, the Company may use available cash or cash generated from its operations or other potential sources.

Following the Exercise, Trust I will be dissolved in accordance with its amended and restated declaration of trust, and the Notes Trustee will deliver the 2.330% Notes due 2030 to the holders of the 2030 P-Caps pro rata in respect of each 2030 P-Cap through the facilities, and in accordance with the procedures, of The Depository Trust Company, which is expected to occur on or before May 20, 2025.

This Current Report on Form 8-K is for informational purposes only and is neither an offer to subscribe for, purchase or sell, nor a solicitation of an offer to subscribe for, purchase or sell, any of the securities mentioned above and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. It is not intended to and does not constitute an exercise of the Company’s issuance right under the Existing Facility Agreement or an offer to sell, or the solicitation of an offer to subscribe for or buy, any 2.330% Notes due 2030, pre-capitalized trust securities or other securities. There can be no assurances that the Company will complete the Exercise or issue and deliver any 2.330% Notes due 2030 to Trust I, that Trust I will be dissolved or that the 2.330% Notes due 2030 will be delivered to the beneficial owners of the 2030

P-Caps. Any Exercise of the Company’s issuance right under the Existing Facility Agreement or issuance and delivery of 2.330% Notes due 2030 will only be made pursuant to the terms of the Existing Facility Agreement and the indenture governing the 2.330% Notes due 2030, respectively.

Any offering or sale of a new issue of pre-capitalized trust securities will not be and has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be made only by means of a private offering memorandum, and such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements. Forward-looking statements may contain words like: “anticipate,” “believe,” “estimate,” “expect,” “project,” “shall,” “will” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to Trust II’s intent to offer, sell and settle the New P-Caps, the Company’s intent to consummate the Exercise, issue and deliver the 2.330% Notes due 2030 to Trust I, the dissolution of Trust I and the Company’s intent to purchase Securities in the tender offer, as well as statements related to the Company’s intended use of proceeds from the sale of the Eligible Assets and the expected timing of the actions described herein. The Company claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those expressed in or implied by such forward-looking statements due to a variety of factors, including: Trust II’s ability to consummate the New P-Caps issuance on favorable terms; our ability to consummate the Exercise and sell the Eligible Assets in a timely manner and on favorable terms, and our ability to satisfy the conditions to the tender offer, including the financing condition. The risks and uncertainties included herein are not exhaustive. The Company’s most recent Annual Report on Form 10-K, as well as other reports that the Company files with the Securities and Exchange Commission, include additional factors that could affect future actions and our business and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors. Further, it is not possible to assess the effect of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, we disclaim any obligation to correct or update any forward-looking statements to reflect events or circumstances that occur after the date of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated May 12, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/s/ Christopher Neczypor
Name:	Christopher Neczypor
Title:	Executive Vice President and
Chief Financial Officer

Date: May 12, 2025